UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08266

The India Fund, Inc.

Exact name of registrant as specified in charter:

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Address of principal executive offices:

Ms. Andrea Melia

Aberdeen Asset Management Inc.

1735 Market Street 32nd Floor

Philadelphia, PA 19103

Name and address of agent for service:

Registrant’s telephone number, including area code: 1-866-839-5205

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Item 1 – Reports to Stockholders

The India Fund, Inc.

Semi-Annual Report
June 30, 2013

Aberdeen

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of The India Fund, Inc. (the “Fund”) for the six-month period ended June 30, 2013. The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in the equity securities of Indian companies.

Total Return Performance

For the six-month period ended June 30, 2013, the total return to shareholders of the Fund based on the net asset value (“NAV”) of the Fund, net of fees, was (5.6)%, assuming reinvestments of dividends and distributions, versus a return of (8.0)% for the Fund’s benchmark, the MSCI India Index.

Share Price and NAV

For the six-months ended June 30, 2013, based on market price, the Fund’s total return was (8.3)%, assuming reinvestment of dividends and distributions. The Fund’s share price decreased 8.3% over the six-month period, from $20.91 on December 31, 2012 to $19.17 on June 30, 2013, in part due to the payment of the stock distribution in January 2013 (See Note 5 in the Notes to Financial Statements). The Fund’s share price on June 30, 2013 represented a discount of 14.6% to the NAV per share of $22.46 on that date, compared with a discount of 12.1% to the NAV per share of $23.79 on December 31, 2012.

Open Market Repurchase Program

In addition to the Fund’s semi-annual repurchase offer policy which is described on pages 15-16 of this Semi-Annual Report, the Fund’s open market repurchase policy is generally to buy back Fund shares in the open market when the Fund trades at certain discounts to NAV. During the six months ended June 30, 2013, the Fund repurchased 80,000 shares. The open market repurchase amounts are updated on the Fund’s website monthly. See Note 7 in the Notes to Financial Statements for additional information.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205 and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide information to our shareholders, I invite you to visit the Fund on the web at www.aberdeenifn.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, and other timely data as well as conduct portfolio charting.

Please take a look at Aberdeen’s Closed-End Fund Talk Channel, where you can watch fund manager web casts and view our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

Please ensure that you are enrolled in our email services, which feature timely news from Aberdeen portfolio managers around the world. Enroll today at www.aberdeen-asset.us/aam.nsf/usclosed/email and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information. Please note that Aberdeen does not share our shareholder information with any other organizations.

Please contact Aberdeen Asset Management, Inc. by:

•	calling toll free at 1-866-839-5205 in the United States,
•	emailing InvestorRelations@aberdeen-asset.com or
•	visiting www.aberdeenifn.com

Yours sincerely,

Alan R. Goodson

President

The India Fund, Inc.

Report of the Investment Manager

Market Review

Indian equities were largely unchanged in Rupee terms during the six-month period ended June 30, 2013. Continued efforts by the government to liberalize the economy and hopes that the Reserve Bank of India (RBI) would ease monetary policy lifted investor sentiment at first. However, slowing growth and persistent concerns over the high fiscal and current account deficits soon weighed on confidence, as did uncertainty surrounding the U.S. Federal Reserve’s quantitative easing program. In U.S. Dollar terms, Indian equity share prices fell substantially during the period due to by the Rupee’s sharp depreciation against the U.S. Dollar. The RBI cut its benchmark interest rate three times during the reporting period on the back of moderating inflation and weakening gross domestic product (GDP) growth, which fell to a decade-low rate of 5.0% for the twelve-month period ended March 31, 2013.

Fund Performance Review

The Fund outperformed its benchmark, the MSCI India Index, for the period, helped by both positive stock selection and asset allocation.

At the stock level, the Fund’s holdings in IT services company Tata Consultancy Services and tobacco company ITC were the top contributors to the relative return. Tata Consultancy Services benefited from the continued expansion of its U.S. and UK divisions. ITC made good progress in its hotels as well as paper and packaging units, while its core cigarette segment also performed well. Additionally, the Fund’s lack of exposure to Jindal Steel & Power aided performance as the company’s shares fell sharply on the back of weaker global steel prices, which hurt its quarterly earnings.

Conversely, the holding in Hero MotoCorp detracted from Fund performance as the motorcycle maker’s results generally did not meet market expectations amid increased competition and elevated costs. The absence of positions in Sun Pharmaceutical Industries and Reliance Industries also had a negative impact on performance. Sun Pharmaceutical’s stock price was lifted by robust profit growth. Energy conglomerate Reliance Industries’ quarterly results generally beat estimates on the back of improved refining margins, while expectations of higher gas prices in 2014 also buoyed its share price.

Outlook

In our view the possibility of a “U-turn” in the Indian government’s reform drive ahead of the general election in May 2014 is a key risk to the market. We believe that India urgently needs to boost investments to revive growth. Should the Congress party succumb to opposition pressure and backpedal on its policies, the potential for an economic recovery could fade, in our opinion. Meanwhile, the Rupee’s sharp fall has heightened inflationary risks, which we feel makes it more difficult for the central bank to loosen monetary policy further. Furthermore, we believe that the approval of the multi-billion-dollar Food Security Ordinance, which will provide subsidized grains to low-income residents, may potentially worsen the country’s fiscal problems. External factors, such as a prolonged credit crisis in China and U.S. quantitative easing uncertainty, could also increase market volatility, in our view.

On the positive side, we feel that India’s long-term growth potential remains intact. In our opinion, the economy is supported by favorable demographics, and the market covers a broad range of industries that are home to many well-run, innovative, financially robust, prudently managed and shareholder-friendly companies. We believe that a further stock market correction could present buying opportunities.

Aberdeen Asset Management Asia Limited

*	Source: Reserve Bank of India, June 2013

The India Fund, Inc.

Portfolio Summary (unaudited)

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of June 30, 2013, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

As of June 30, 2013, the Fund held 99.2% of its net assets in equities, and 0.8% in cash and other assets in excess of liabilities

Asset Allocation as of June 30, 2013

The India Fund, Inc.

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of June 30, 2013

Name of Security	Percentage of Net Assets
Housing Development Finance Corp., Ltd.	10.7%
ICICI Bank, Ltd.	8.9%
ITC, Ltd.	8.4%
Tata Consultancy Services, Ltd.	8.3%
Infosys, Ltd.	8.1%
HDFC Bank, Ltd.	4.8%
Hindustan Unilever, Ltd.	4.8%
Godrej Consumer Products, Ltd.	4.3%
Hero MotoCorp, Ltd.	4.0%
Ultra Tech Cement, Ltd.	3.4%

Average Annual Returns (unaudited)

The following table summarizes Fund performance compared to the MSCI India Index the Fund’s benchmarks, for the 1-year, 3-year, 5-year and 10-year periods as of June 30, 2013.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	7.37%	(4.66)%	1.97%	16.54%
Market Value	4.24%	(6.14)%	0.38%	16.43%
MSCI India Index	6.69%	(4.93)%	1.50%	16.31%

Aberdeen Asset Management Asia Limited has entered into a written contract with the Fund to waive a portion of its fees or limit expenses without which performance would be lower. This contact may not be terminated before December 18, 2014. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 866-839-5205.

The annualized gross expense ratio is 1.44%. The annualized net expense ratio after fee waivers and/or expense reimbursements and before taxes is 1.17%.

The India Fund, Inc.

Schedule of Investments (unaudited)

June 30, 2013

No. of Shares	Description	Value
EQUITY SECURITIES—99.2%
INDIA—99.2%
AUTO COMPONENTS—2.4%
133,581	Bosch, Ltd. (a)	$20,278,409
AUTOMOBILES—4.0%
1,230,000	Hero MotoCorp, Ltd. (a)	34,312,134
CHEMICALS—2.7%
300,000	Asian Paints, Ltd. (a)	23,344,579
COMMERCIAL BANKS—13.7%
3,650,000	HDFC Bank, Ltd. (a)	40,892,308
4,260,000	ICICI Bank, Ltd. (a)	75,909,841
		116,802,149
CONSTRUCTION MATERIALS—9.1%
8,200,000	Ambuja Cements, Ltd. (a)	25,710,467
250,085	Grasim Industries, Ltd. (a)	11,585,633
910,000	Ultratech Cement, Ltd. (a)	28,645,620
580,000	ACC, Ltd. (a)	11,895,407
		77,837,127
ELECTRIC UTILITIES—1.3%
7,850,000	Tata Power Co., Ltd. (a)	11,344,858
ELECTRICAL EQUIPMENT—0.6%
499,224	ABB, Ltd. (a)	5,132,308
FOOD PRODUCTS—3.1%
320,118	Nestle India, Ltd. (a)	26,108,306
GAS UTILITIES—2.4%
3,960,000	GAIL India, Ltd. (a)	20,814,056
HOUSEHOLD PRODUCTS—4.8%
4,139,000	Hindustan Unilever, Ltd.	40,756,178
IT SERVICES—18.6%
115,303	CMC, Ltd.	2,509,793
1,658,000	Infosys, Ltd. (a)	69,205,540
2,600,000	Mphasis, Ltd.	16,273,790
2,770,000	Tata Consultancy Services, Ltd. (a)	70,646,994
		158,636,117
MACHINERY—0.6%
415,430	Cummins India, Ltd. (a)	3,185,001
237,758	Thermax, Ltd.	2,393,384
		5,578,385
PERSONAL PRODUCTS—4.3%
2,670,000	Godrej Consumer Products, Ltd.	36,793,656
PHARMACEUTICALS—6.7%
537,344	Glaxosmithkline Pharmaceuticals, Ltd. (a)	21,098,574
1,000,000	Lupin, Ltd. (a)	13,118,211
981,000	Piramal Enterprises, Ltd. (a)	9,416,752
320,000	Sanofi India, Ltd.	13,095,902
		56,729,439

See Notes to Financial Statements.

The India Fund, Inc.

Schedule of Investments (unaudited) (concluded)

June 30, 2013

No. of Shares	Description	Value
EQUITY SECURITIES (continued)
INDIA (continued)
ROAD & RAIL—3.0%
1,400,000	Container Corp. of India, Ltd.	$25,409,676
TEXTILES, APPAREL & LUXURY GOODS—0.9%
2,090,104	Titan industries, Ltd. (a)	7,832,664
THRIFTS & MORTGAGE FINANCE—10.7%
6,180,000	Housing Development Finance Corp., Ltd. (a)	90,980,723
TOBACCO—8.4%
13,110,000	ITC, Ltd. (a)	71,348,215
WIRELESS TELECOMMUNICATION SERVICES—1.9%
3,240,876	Bharti Airtel, Ltd. (a)	15,856,982
	Total India (cost $596,124,624)	845,895,961
	Total Investments—99.2% (cost $596,124,624)	845,895,961

	Cash and Other Assets in Excess of Liabilities—0.8%	6,711,571
	Net Assets—100.0%	$852,607,532

Footnotes and Abbreviations

(a)	Security uses fair value as of June 30, 2013. Security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors (the “Board”) under procedures established by the Board. See Note 2 (a) of the accompanying Notes to the Financial Statements.

See Notes to Financial Statements.

The India Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of June 30, 2013

Assets
Investments, at value (Cost $596,124,624)	$845,895,961
Cash (including Indian Rupees of $4,077,791 with a cost of $4,093,378)	5,521,298
Dividends receivable	3,512,346
Tax refund receivable	1,089,220
Prepaid expenses	58,257
Total Assets	856,077,082

Liabilities
Foreign tax payable	1,694,072
Payable for open market repurchases	753,439
Investment management fees payable (Note 3)	500,899
Administration fees payable (Note 3)	134,199
Investor relations payable (Note 3)	52,698
Directors fees payable	10,382
Accrued expenses and other liabilities	323,861
Total Liabilities	3,469,550

Net Assets	$852,607,532

Net Assets Consist of:
Capital stock, $0.001 par value (Note 5)	$37,966
Paid-in capital	588,624,523
Undistributed net investment income	3,751,793
Accumulated net realized gain on investments and foreign currency transactions	10,568,218
Net unrealized appreciation in value of investments and foreign currency translation	249,625,032
$852,607,532
Net asset value per share ($852,607,532/37,965,730 shares issued and outstanding)	$22.46

See Notes to Financial Statements.

The India Fund, Inc.

Statement of Operations (unaudited)

For the Six Months Ended June 30, 2013

Investment Income
Dividends (net of taxes withheld of $0)	$9,170,403
Total investment income	9,170,403

Expenses
Investment management fees (Note 3)	4,571,035
Administration fees (Note 3)	920,298
Directors’ fees and expenses	259,960
Legal fees and expenses	130,774
Custodian fees and expenses	128,446
Reports to shareholders and proxy solicitation	108,482
Investor relations expenses (Note 3)	100,662
Foreign tax expense	86,172
Independent auditors’ fees and expenses	77,492
Insurance expenses	77,247
Transfer agent fees and expenses	13,989
Miscellaneous	125,341
Total Expenses before Waiver	6,599,898
Less: Expenses Waived (Note 3)	(1,234,666)
Net expenses	5,365,232

Net investment income	3,805,171

Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Related Transactions

Net realized gain/(loss) from:
Investment transactions	10,756,063
Foreign currency transactions	(689,026)
Net change in unrealized appreciation in value of investments and foreign currency translation	(59,717,200)
Net realized and unrealized loss on investments and foreign currency translation	(49,650,163)
Net Decrease in Net Assets Resulting from Operations	$(45,844,992)

See Notes to Financial Statements.

The India Fund, Inc.

Statement of Changes in Net Assets (unaudited)

	For the Six Months Ended June 30, 2013 (Unaudited)	For the Year Ended December 31, 2012

Increase (Decrease) In Net Assets

Operations
Net investment income	$3,805,171	$4,629,416
Net realized gain on investments and foreign currency translation	10,067,037	103,154,595
Net change in unrealized appreciation in value of investments and foreign currency translation	(59,717,200)	74,477,338
Net increase (decrease) in net assets resulting from operations	(45,844,992)	182,261,349

Distributions to shareholders from:
Net investment income ($0.00 per share, and $0.15 per share, respectively)	—	(5,404,909)
Short term capital gains ($0.00 per share, and $0.00 per share, respectively)	—	—
Long term capital gains ($0.00 per share, and $2.22 per share, respectively)	—	(81,998,442)
Decrease in net assets resulting from distributions	—	(87,403,351)

Capital Share Transactions
Issuance of 3,188,277 and 0 shares, respectively, due to stock distribution (Note 5)	69,918,915	—
Repurchase of shares under open market repurchase policy (80,000 and 0 shares, respectively)	(1,519,600)
Shares repurchased under Semi-Annual Repurchase Offers (2,002,406 shares and 3,982,089 shares, respectively) (net of repurchase fee of $956,349 and $2,006,095, respectively) (including expenses of $162,000 and $358,627, respectively)	(47,023,105)	(98,657,269)
Net increase/(decrease) in net assets resulting from capital share transactions	21,376,210	(98,657,269)
Total decrease in net assets	(24,468,782)	(3,799,271)

Net Assets
Beginning of period	877,076,314	880,875,585
End of period*	$852,607,532	$877,076,314

*	Includes accumulated net investment income of $3,751,793 and (loss) of $(53,378), respectively

See Notes to Financial Statements.

The India Fund, Inc.

Financial Highlights

	For the Six Months Ended June 30, 2013 (unaudited)		For the Fiscal Years Ended December 31,
			2012	2011	2010	2009	2008
Per Share Operating Performance(a)
Net asset value, beginning of period	$23.79		$21.57	$35.71	$32.78	$17.38	$64.78
Net investment income (loss)	0.10		0.11	(0.02)	(0.02)	(0.01)	(0.07)
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	(1.24)		4.44	(13.08)	6.76	15.85	(40.28)
Income tax (expense) reversal(b)	–		–	0.12	–	–	–
Net increase/(decrease) in net assets resulting from operations	(1.14)		4.55	(12.98)	6.74	15.84	(40.35)
Dividends and distributions to shareholders:
Net investment income	–		(0.15)	(0.02)	(0.09)		(0.26)
Net realized gains	–		(2.22)	(1.09)	(3.68)	–	(6.34)
Tax return of capital	–		–	(0.09)	(0.10)	–	(0.52)
Total dividends and distributions to shareholders	–		(2.37)	(1.20)	(3.87)	–	(7.12)
Capital share transactions:
Impact due to capital shares issued from stock distribution (Note 5)	(0.21)		–	–	–	–	–
Impact due to capital shares tendered or repurchased (Note 6)	0.02		0.04	0.04	0.06	–	0.07
Dilutive effect of rights offer	–		–	–	–	(0.44)	–
Total capital share transactions	(0.19)		0.04	0.06	0.06	(0.44)	0.07
Net asset value, end of period	$22.46		$23.79	$21.59	$35.71	$32.78	$17.38
Market value, end of period	$19.17		$20.91	$19.04	$35.11	$30.70	$18.30

Total Investment Return Based on:(c)
Market value	(8.32%	)	21.70%	(42.96% )	28.01%	67.76%	(57.63% )
Net asset value	(5.59%	)	22.22%	(36.47% )	21.94%	88.61%	(61.32% )

Ratio/Supplementary Data
Net assets, end of period (000 omitted)	$852,608		$877,076	$880,876	$1,581,368	$1,608,617	$671,087
Average net assets (000 omitted)	$923,299		$940,120	$1,268,468	$1,635,394	$1,050,145	$1,642,021
Ratio of expenses after income tax reversal to average net assets(d)	1.17%	(e)	1.16%	1.01%	1.32%	1.25%	1.28%
Ratio of expenses before income tax reversal to average net assets(d)	1.17%	(e)	1.16%	1.40% (b)	1.32%	1.25%	1.28%
Ratios of expenses before income tax reversal to average net assets, prior to reimbursement and waiver	1.44%	(e)	1.41%	1.44%	1.32%	1.25%	1.28%
Ratio of net investment income (loss) to average net assets	0.83%	(e)	0.49%	(0.07% )	(0.05% )	(0.04% )	(0.17% )
Portfolio turnover rate	1.95%	(f)	36.36%	51.39%	50.55%	49.64%	49.41%

(a)	Based on average shares outstanding.
(b)	A reversal of $20,551,036 was made in 2006 to the prior year’s tax provision described below (see Note 2f). An additional reversal of $4,956,314 was made in 2011 to the same tax provision.
(c)	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Past performance is not a guarantee of future results.
(d)	Ratio inclusive of foreign tax expense
(e)	Annualized
(f)	Not annualized.

See Notes to Financial Statements.

The India Fund, Inc.

Notes to Financial Statements (unaudited)

June 30, 2013

1. Organization:

The India Fund, Inc. (the “Fund”) was incorporated in Maryland on December 27, 1993 and commenced operations on February 23, 1994. The Fund operates through a branch in the Republic of Mauritius. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company.

The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in the equity securities of Indian companies.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The U.S. Dollar is used as both the functional and reporting currency.

(a) Security Valuation:

The Fund is required to value its securities at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time,” subject to the application, when appropriate, of valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange- traded funds (“ETFS”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined as a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. There valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time markets close and the time the Fund values such foreign securities. When the prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. These valuation factors are based on inputs such as depositary receipts, S&P 500 Index/S&P 500 Futures, Nikkei 225 Futures, Sector indices/ETFs, exchange rates, and historical opening and closing prices of each security. If the pricing service is unable to provide a valuation factor, or if the valuation factor falls below a predetermined threshold, the security is valued at the last sale price. A security that applies a fair valuation factor is determined as a Level 2 investment. When no fair valuation factor is applied, the security is determined as a Level 1 investment. Prior to October 31, 2012, the Fund used a different process for valuing equity securities. For more information, please refer to the Fund’s December 31, 2012 annual report.

In the event that a security’s market quotation is not readily available or is deemed unreliable, the fair value of a security is determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances. A security that has been fair valued may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based on adjusted quoted prices in active markets for identical assets and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

The India Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2013

The following table is a summary of the inputs used as of June 30, 2013 in valuing the Fund’s investments carried at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at value	Level 1	Level 2	Level 3	Balance as of 6/30/2013
Financials	$–	$207,782,872	$–	$207,782,872
Consumer Staples	$77,549,834	$97,456,521	–	175,006,355
Information Technology	$18,783,583	$139,852,534	–	158,636,117
Materials	$–	$101,181,706	–	101,181,706
Consumer Discretionary	$–	$62,423,207	–	62,423,207
Health Care	$13,095,902	$43,633,537	–	56,729,439
Industrials	$27,803,060	$8,317,309	–	36,120,369
Utilities	$–	$32,158,914	–	32,158,914
Telecommunication Services	$–	$15,856,982	–	15,856,982
Total	$137,232,379	$708,663,582	$–	$845,895,961

The Fund held no Level 3 securities at June 30, 2013.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. As described above, certain foreign securities are fair valued utilizing an independent pricing service to reflect any significant market movements between the time the Fund values such foreign securities and the earlier closing of foreign markets. For some securities, the pricing service is unable to provide a valuation factor. The utilization of these procedures results in transfers between Level 1 and Level 2. For the six-month period ended June 30, 2013, securities issued by Container Corp. of India Ltd., Hindustan Unilever Ltd., Godrej Consumer Products Ltd. and Mphasis, Ltd., in the amount of $25,409,676, $40,756,178, $36,793,656 and $16,273,790 respectively, transferred from Level 2 to Level 1 because there was not a fair value factor applied at June 30, 2013. For the six-month period ended June 30, 2013, the securities issued by Piramal Enterprises, Ltd and Nestle India, in the amounts of $9,416,752 and $26,108,306, respectively, transferred from Level 1 to Level 2 because there was a fair value factor applied at June 30, 2013, there have been no significant changes to the fair valuation methodologies.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements, whereby securities are purchased from a counterparty under an agreement to resell them at a future date at the same price plus accrued interest. The Fund is exposed to credit risk on repurchase agreements to the extent that the counterparty defaults on its obligation to repurchase the securities, and the market value of such securities held by the Fund, including any accrued interest or dividends on such securities, is less than the face amount of the repurchase agreement plus accrued interest. The Fund held no repurchase agreements as of June 30, 2013.

(c) Foreign Currency Translation:

The books and records of the Fund are maintained in U.S. Dollars. Foreign currency amounts are translated into U.S. Dollars on the following basis:

(I)	market value of investment securities, other assets and liabilities at the valuation date rate of exchange; and

(II)	purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are

The India Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2013

reflected as a component of net unrealized appreciation/depreciation in value of investments and foreign currency translation.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. When the U.S. Dollar rises in value against foreign currency, the Fund’s investment denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(d) Security Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

(e) Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to net operating losses, foreign currency losses, capital gains taxes and investments in passive foreign investment companies.

(f) Federal Income Taxes:

The Fund intends to qualify or continue to qualify as a “regulated investment company” (“RIC”) by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

For the year ended December 31, 2005, a provision of $25,507,350 was made for U.S. federal income tax purposes as, at that time, it was unclear whether the Fund qualified as a RIC under Subchapter M of the Code for the taxable year ended December 31, 2004. In order to preserve the Fund’s status as a RIC under Subchapter M of the Code for the taxable year ended December 31, 2004, on April 20, 2006 the Fund distributed a deficiency dividend to shareholders in the amount of $1.07 per share, of which $0.95 per share was designated as a Capital Gain Dividend. Under the deficiency procedure, the maximum that the Fund could have been obligated to pay the Internal Revenue Service in interest and penalties was $4,956,314. Accordingly, a reversal of $20,551,036 was made in 2006 related to 2005 tax provision.

In October of 2011, the Fund settled this matter with the Internal Revenue Service for $2,505,900. Fifty percent of the settlement amount was characterized as interest and was deductible by the Fund; the remaining fifty percent was characterized as a penalty and was not deductible or otherwise recoverable for federal income tax purposes by the Fund. The Fund’s former service providers reimbursed the Fund for the full settlement amount. The difference of $2,450,414 between the accrual and the settlement amount was reversed. The combination of the reimbursed settlement and reversal of the prior accrual was reflected in the 2011 statement of operations.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is ‘’more likely than not’’ to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal tax returns for each of the four years up to the most recent fiscal year ended December 31 are subject to such review.

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

3. Agreements and Transactions with Affiliates

(a) Investment Manager:

Aberdeen Asset Management Asia Limited (“AAMAL”) serves as the Fund’s investment manager with respect to all investments. AAMAL is a direct wholly-owned subsidiary of Aberdeen Asset Management

The India Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2013

PLC. For its services, AAMAL receives fees at an annual rate of: (i) 1.10% for the first $500,000,000 of the Fund’s average weekly Managed Assets; (ii) 0.90% for the next $500,000,000 of the Fund’s average weekly Managed Assets; (iii) 0.85% of the next $500,000,00 of the Fund’s average weekly Managed Assets; and (iv) 0.75% of the Fund’s average weekly Managed Assets in excess of $1,500,000,000. Managed Assets is defined in the management agreement as net assets plus the amount of any borrowings for investment purposes. For the six-month period ended June 30, 2013, AAMAL earned a gross management fee of $4,571,035.

AAMAL entered into a written contract (“Expense Limitation Agreement”) with the Fund that is effective through December 18, 2014. The Expense Limitation Agreement limits the total ordinary operating expenses of the Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expense and non-routine expenses) from exceeding 1.15% of the average weekly Managed Assets of the Fund on an annualized basis. For the six months ended June 30, 2013, AAMAL waived and assumed a total of $1,234,666 attributable to its management fee and Fund expenses, including, among others, AAMI’s investor relations services, as described below.

(b) Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL, serves as the Fund’s administrator. For its services, AAMI receives a fee that is computed monthly at an annual rate of: (i) 0.20% of the value of the Fund’s average monthly net assets for the first $1,500,000,000 of the Fund’s average monthly net assets and (ii) 0.15% of the value of the Fund’s average monthly net assets in excess of $1,500,000,000 of the Fund’s average monthly net assets. For the six months ended June 30, 2013, the Fund paid a total of $906,806 in administrative fees to AAMI.

In addition, Cim Fund Services Ltd. (the “Mauritius Administrator”) provides certain administrative services relating to the operation and maintenance of the Fund in Mauritius. The Mauritius Administrator receives a monthly fee of $1,500 and is reimbursed for certain additional expenses. For the six-month period ended June 30, 2013, fees and expenses for the Mauritius Administrator amounted to $13,492.

(c) Investor Relations:

Under the terms of an Investor Relations Services Agreement, AAMI provides investor relations services to the Fund and certain other funds advised by AAMAL or its affiliates.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine and articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

For the six months ending June 30, 2013, the Fund paid fees of approximately $99,943 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

(d) Directors

The Fund pays each Independent Director an annual fee of $35,000 with an additional $17,500 annual fee to the Chairman of the Board, $5,000 for each in-person meeting attended and $1,000 per telephonic meeting with a duration of under 30 minutes and $1,500 per telephonic meeting with a duration of over 30 minutes. In addition, the Fund reimburses all Directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings. For the six months ended June 30, 2013, the Fund paid $287,500 in Directors’ fees.

4. Investment Transactions:

For the six months ended June 30, 2013, purchases and sales of securities, other than short-term investments, were $17,972,339 and $66,307,342, respectively.

5. Capital:

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. As of June 30, 2013 there were 37,965,730 common shares issued and outstanding.

On July 20, 2009, the Fund commenced a rights offering and issued to stockholders as of July 20, 2009, one right for each share of common stock held. The rights were not transferable and, consequently, were not listed on any exchange. The rights entitled holders to subscribe for an aggregate of 12,826,207 shares of the Fund’s common stock. In addition, the Fund had the option of issuing additional shares in an amount up to 25% of the shares that were available in the primary offering, or 3,206,551 shares, for an

The India Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2013

aggregate total of 16,032,758 shares. The offer expired on August 14, 2009. The Fund sold 11,614,192 shares at the subscription price per share of $26.42 (representing 95% of the Fund’s net asset value per share on the expiration date of the offer). The total proceeds of the rights offering were $306,846,952, and the Fund incurred costs of $921,470.

On December 7, 2012 the Board of Directors declared the payment of an elective cash distribution to be paid in the amount of $2.37123 per share of common stock on January 31, 2013 to stockholders of record at the close of business on December 21, 2012. As announced, the distribution was payable in the Fund’s common stock. However, stockholders had the option to request that their distributions be paid in cash in lieu of common stock. The aggregate amount of cash distributions to all stockholders was limited to 20% of the aggregate dollar amount of the total distribution. Because cash distribution requests exceeded this limit, the Fund pro-rated the cash distribution among all stockholders who made such requests. Stockholders who requested cash distributions received $1.00 per share or 35.99% of the distribution in cash and received the balance in the Fund’s common stock. For purposes of computing the stock portion of the dividend, the common stock distributed was valued at $21.93 per share, which equaled the average closing price of the Fund’s common shares on the NYSE on January 25, 2013 and the two preceding trading days. Following the closing of the elective cash distribution, the Fund issued 3,188,277 shares.

6. Semi-Annual Repurchase Offers:

In February 2003, the Board of Directors approved, subject to stockholder approval, a fundamental policy whereby the Fund would adopt an “interval fund” structure pursuant to Rule 23c-3 under the 1940 Act. Stockholders of the Fund subsequently approved the policy at the Special Meeting of Stockholders held on April 23, 2003. As an interval fund, the Fund makes periodic repurchase offers at net asset value (less a 2% repurchase fee) to all Fund stockholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund’s Board of Directors shortly before the commencement of each offer, and will be between 5% and 25% of the Fund’s then outstanding shares. In order to participate in a repurchase offer, stockholders are asked to comply with the requirements in the Offer to Repurchase related to the offer.

During the six months ended June 30, 2013, the results of the periodic repurchase offer were as follows:

Repurchase Offer #20
Commencement Date	February 22, 2013
Expiration Date	March 15, 2013
Repurchase Offer Date	March 22, 2013
% of Issued and Outstanding Shares of Common Stock	5%
Shares Validly Tendered	13,848,020.0000
Final Odd Lot Shares	285,027.0195
Final Pro-ration Non-Odd Lot Shares	13,562,993.0000
% of Non-Odd Lot Shares Accepted	12.66%
Shares Accepted for Tender	2,002,406.0000
Net Asset Value as of Repurchase Offer Date ($)	23.88
Repurchase Fee per Share ($)	0.4776
Repurchase Offer Price ($)	23.4024
Repurchase Fee ($)	956,349
Expenses ($)	162,000
Total Cost ($)	47,023,105

The India Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2013

During the year ended December 31, 2012, the results of the periodic repurchase offers were as follows:

	Repurchase Offer #18	Repurchase Offer #19
Commencement Date	February 24 ,2012	August 17, 2012
Expiration Date	March 16, 2012	September 14, 2012
Repurchase Offer Date	March 23, 2012	September 21, 2012
% of Issued and Outstanding Shares of Common Stock	5%	5%
Shares Validly Tendered	8,841,730.0200	10,884,951.0000
Final Odd Lot Shares	85,097.0000	174,782.0000
Final Pro-ration Non-Odd Lot Shares	8,756,633.0200	10,710,169.0000
% of Non-Odd Lot Shares Accepted	22.35%	16.57%
Shares Accepted for Tender	2,042,097.0000	1,939,992.0000
Net Asset Value as of Repurchase Offer Date ($)	24.58	25.83
Repurchase Fee per Share ($)	0.4916	0.5166
Repurchase Offer Price ($)	24.0884	25.3134
Repurchase Fee ($)	1,003,895	1,002,200
Expenses ($)	199,427	159,200
Total Cost ($)	49,390,276	49,266,993

Fundamental Periodic Repurchase Policy

The Fund has adopted the following fundamental policy regarding periodic repurchases:

a)	The Fund will make offers to repurchase its shares at semi-annual intervals pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (“Offers”). The Board of Directors may place such conditions and limitations on the Offers as may be permitted under Rule 23c-3.

b)	14 days prior to the last Friday of the Fund’s first and third fiscal quarters, or the next business day if such Friday is not a business day, will be the deadline (the “Repurchase Request Deadline”) by which the Fund must receive repurchase requests submitted by stockholders in response to the most recent Offer.

c)	The date on which the repurchase price for shares is to be determined (the “Repurchase Pricing Date”) shall occur no later than the last Friday of the Fund’s first and third fiscal quarters, or the next business day if such day is not a business day.

d)	Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.

7. Open Market Repurchase Policy

Effective October 30, 2012, the Board authorized management to make open market purchases from time to time in an aggregate amount up to 10% of the Fund’s outstanding shares, as of a date determined by the Board. Such purchases may be made when, in the reasonable judgment of management, such repurchases may enhance shareholder value. The Board has instructed management to report repurchase activity to it regularly. The number of shares repurchased will be posted on the Fund’s website on a monthly basis. For the period ended June 30, 2013, the Fund repurchased 80,000 shares through this program.

8. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include, among others, currency risks, information risk and political risk. Currency risk results from securities denominated in currencies other than U.S. Dollars that are subject to changes in value due to fluctuations in exchange rates. Information risk arises with respect to foreign securities when key information about foreign issuers may be inaccurate or unavailable. Political risk includes future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Other risks of investing in foreign securities include liquidity and valuation risks.

The India Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

June 30, 2013

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

(b) Risk Associated with Indian Markets:

The Indian securities markets are, among other things, substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of Indian securities involve special risks and considerations not present with respect to U.S. securities.

(c) Risks Associated with European Markets:

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

9. Contingencies:

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information:

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of June 30, 2013 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$597,806,609	$279,506,918	$(31,417,566)	$248,089,352

11. Foreign Income Tax

The Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India (the “tax treaty” or “treaty”). To obtain benefits under the tax treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the tax treaty between Mauritius and India. Under current regulations, a fund which is a tax resident in Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities or to tax on dividends paid by Indian companies. The Fund will, in any year that it has taxable income for Mauritius tax purposes, pay tax on its net income for Mauritius tax purposes at a rate of 15%.

The Fund is not taxed on long-term capital gains for Mauritius tax purposes. In May 2012, the Government of India enacted certain legislative amendments to its existing income tax laws. The implementation of general anti-avoidance rules (GAAR), which empowers the Indian Revenue Authorities to disregard structures that they deem to lack commercial substance, has been deferred until 2016. If the Indian Revenue Authorities applied these new rules to the Fund, it could affect the benefits the Fund receives under the treaty. Management is monitoring the status of these developments.

12. Subsequent Events:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no disclosures or adjustments were required to the report as of June 30, 2013.

The India Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of the Fund was held on May 17, 2013 at 712 Fifth Avenue, New York, New York. The description of the proposals and number of shares voted at the meeting are as follows:

(1)	To elect certain directors to the Board of Directors of the Fund:

	Votes For	Votes Withheld
J. Marc Hardy	25,599,068	1,802,401
Hugh Young	21,707,640	5,693,829

Directors whose term of office continued beyond this meeting are as follows: Lawrence K. Becker, Luis F. Rubio, Jeswald W. Salacuse, Martin Gilbert, Stephane R.F. Henry, and Leslie H. Gelb.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

The Fund intends to distribute annually to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), stockholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by the Plan Agent in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by BNY Mellon, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for

The India Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (concluded)

investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of dividends, capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan may also be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at PO Box 358035, Pittsburgh, PA 15252.

The India Fund, Inc.

Corporate Information

Directors

Lawrence K. Becker

Leslie H. Gelb

Martin Gilbert

J. Marc Hardy

Stephane R. F. Henry

Luis F. Rubio

Jeswald W. Salacuse, Chairman

Hugh Young

Officers

Alan Goodson, President

Jeffrey Cotton, Vice President – Compliance and Chief Compliance Officer

Lucia Sitar, Vice President and Chief Legal Officer

Andrea Melia, Treasurer

Megan Kennedy, Vice President and Secretary

Adrian Lim, Vice President

Gary Marshall, Vice President

Jennifer Nichols, Vice President

Christian Pittard, Vice President

Kasey Deja, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Administrator

Aberdeen Asset Management, Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Mauritius Administrator

Cim Global Business Fund Services, Ltd.

33, Edith Cavell Street,

Port Louis, Mauritius

Custodians

Deutsche Bank AG

60 Wall Street, 28th Floor

New York, NY 10005

Deutsche Bank (Mauritius) Limited

Fourth Floor

Barkly Wharf East

Le Caudan Waterfront

Port Louis, Mauritius

Deutsche Bank AG

Block B1, Nirlon knowledge Park

Western Express Highway

Goregaon (E)

Mumbai 400 063

Transfer Agent

BNY Mellon Investment Servicing

P.O. Box 358035

Pittsburgh, PA

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street, 22nd Floor

Philadelphia, PA 19103

Fund Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Independent Director Legal Counsel

Stradley, Ronon, Stevens & Young LLP

2005 Market Street, 32nd Floor

Philadelphia, PA 19103

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-866-839-5205

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of June 30, 2013, were not audited and accordingly no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of The India Fund, Inc. are traded on the NYSE under the symbol “IFN”. Information about the Fund’s net asset value and market price is available at www.aberdeenifn.com.

This report, including the financial information herein, is transmitted to the shareholders of The India Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

An Invitation to Aberdeen’s Investor Relations

Your Fund on the Web

As part of our ongoing commitment to provide information to shareholders, Aberdeen invites you to visit your Fund on the web at www.aberdeenifn.com.

From this page, you can view monthly fact sheets, read news from our portfolio managers, learn more about the Fund’s distributions and results, view daily fact sheets courtesy of Morningstar®, conduct portfolio charting and see other information designed to keep you up-to-date on your investment.

Aberdeen Closed-End Fund Talk Channel

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where you can watch portfolio manager web casts and our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit our Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

E-mail Services

Make sure you are enrolled in our e-mail services, which feature timely news from Aberdeen’s portfolio managers located around the world.

Enroll today at www.aberdeen-asset.us/aam.nsf/usclosed/email and be among the first to receive the latest news about your Fund.

Please contact Aberdeen Asset Management’s Investor Relations division by:

•	Calling us toll free at 1-866-839-5205 in the U.S.

•	E-mailing us at lnvestorRelations@aberdeen-asset.com

•	Visiting us on the web at www.aberdeen-asset.us/cef

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Telephone: 800 522 5465 aberdeen-asset.us/cef

Item 2 – Code of Ethics.

Not applicable to semi-annual report on Form N-CSR.

Item 3 – Audit Committee Financial Expert.

Not applicable to semi-annual report on Form N-CSR.

Item 4 – Principal Accountant Fees and Services.

Not applicable to semi-annual report on Form N-CSR.

Item 5 – Audit Committee of Listed Registrants.

Not applicable to semi-annual report on Form N-CSR.

Item 6 – Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this form N-CSR.

(b)	Not applicable.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report on Form N-CSR.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report on Form N-CSR.

(b)	During the period ended June 30, 2013, there were no changes in the Portfolio Managers identified in response to paragraph
(a)(1) of this Item in the Registrant’s most recent Annual Report on Form N-CSR filed on March 7, 2013.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased		(b) Average Price Paid per Share		(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs (1)(2)		(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs
01/01/2013 to 01/31/2013	0		0		0		None
02/01/2013 to 02/28/2013	0		0		0		None
03/01/2013 to 03/31/2013	2,002,407	(1)	23.4024	(1)	2,002,407	(1)	None
04/01/2013 to 04/30/2013	0		0		0		None

05/01/2013 to 05/31/2013	0		0		0		None
06/01/2013 to 06/30/2013	80,000	(2)	18.9950	(2)	80,000	(2)	3,724,573	(2)
Total	2,082,407		23.2331		2,082,407	(1)(2)	—

(1)	These shares were repurchased in connection with the Fund’s regular, semi-annual repurchase offer announced on February 22, 2013 that expired on March 15, 2013. In connection with this repurchase offer, the Fund offered to repurchase up to 2,002,407 shares of its common stock, an amount equal to 5% of its outstanding shares of common stock, for cash at a price approximately equal to the Fund’s net asset value as of March 22, 2013.
(2)	The plan was authorized on October 30, 2012. The program authorizes management to make open market purchases from time to time in an aggregate amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when the Fund’s shares are trading at certain discounts to net asset value. The plan does not have an expiration date.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended June 30, 2013, there were no material changes to the procedures by which stockholders may recommend nominees to the Registrant’s Board.

Item 11 – Controls and Procedures.

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The India Fund, Inc.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer

Date:	September 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer

Date:	September 5, 2013

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer

Date:	September 5, 2013

EXHIBIT LIST

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications